UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLACKROCK KELSO CAPITAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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40 EAST 52ND STREET

NEW YORK, NEW YORK 10022

NOTICE OF ANNUAL MEETING OF

STOCKHOLDERS

TO BE HELD ON MAY 18, 2009

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of BlackRock Kelso Capital Corporation (the “Company”) that:

The Annual Meeting of Stockholders of the Company (the “Annual Meeting”) will be held on the 11th floor of 55 East 52nd Street, New York, New York, on May 18, 2009, at 10:00 a.m. (New York City time). The Annual Meeting is being held for the following purposes:

1.	To elect nominees to the Board of Directors (the “Board”) of the Company;

2.	To approve a proposal to authorize flexibility for the Company, with approval of the Board, to sell shares of its common stock at a price below, but no more than 5% below, the Company’s then current net asset value per share subject to certain limitations set forth in the proxy statement for the Annual Meeting;

3.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

We encourage you to contact the Company at 212-810-5800 from 9:00 a.m. to 6:00 p.m. (New York City time) if you have any questions.

The Board of the Company has fixed the close of business on April 2, 2009 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided so you will be represented at the Annual Meeting.

By order of the Board of the Company

Frank D. Gordon, Secretary of the Company

New York, New York

April [—], 2009

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE BY MAIL. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD TODAY.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 18, 2009

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this proxy statement (“Proxy Statement”) is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical. If there is anything you don’t understand, please contact us at 212-810-5800.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or the “Directors”) of BlackRock Kelso Capital Corporation (the “Company,” “we,” “our” or “us”) of proxies to be voted at the Annual Meeting (the “Annual Meeting”) of owners of common stock (the “Stockholders”) of the Company. This Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card are first being sent to Stockholders on or about April [—], 2009.

*	WHY IS A STOCKHOLDER MEETING BEING HELD?

To address various proposals that require Stockholder approval.

*	WHAT PROPOSALS WILL BE VOTED ON?

In the first proposal (the “First Proposal” or “Proposal 1”), Stockholders are being asked to elect the Class II directors to the Board.

In the second proposal (the “Second Proposal” or “Proposal 2”), Stockholders are being asked to approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock at a price below, but no more than 5% below, the Company’s then current net asset value per share subject to certain limitations set forth herein.

In the third proposal (the “Third Proposal” or “Proposal 3”), Stockholders are being asked to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

*	WILL MY VOTE MAKE A DIFFERENCE?

YES! Your vote is important to the governance of the Company, no matter how many shares you own.

*	WHO IS ASKING FOR YOUR VOTE?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on May 18, 2009, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting (see previous pages).

*	HOW DOES THE COMPANY’S BOARD RECOMMEND THAT STOCKHOLDERS VOTE ON THE PROPOSALS?

The Board recommends that you vote “FOR” each Proposal.

*	WHO IS ELIGIBLE TO VOTE?

Stockholders of record at the close of business on April 2, 2009 are entitled to be present and to vote at the Annual Meeting or any adjourned or postponed meeting. Each share of common stock is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but don’t fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your shares will be voted at the Board’s discretion.

*	HOW MANY SHARES OF THE COMPANY WERE OUTSTANDING AS OF THE RECORD DATE?

The Company had [—] shares of common stock outstanding at the close of business on the record date. Each share of the common stock is entitled to one vote.

*	WHAT IS A QUORUM FOR PURPOSES OF THE PROPOSALS BEING VOTED ON AT THE MEETING?

The holders of a majority of the outstanding shares of common stock present at the Annual Meeting in person or by proxy will constitute a quorum for each proposal. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

The Proposals

*	FIRST PROPOSAL: TO ELECT THE CLASS II DIRECTORS

WHO ARE THE NOMINEES FOR CLASS II DIRECTORS?

Messrs. William E. Mayer and François de Saint Phalle have been nominated for re-election to the Board at the Annual Meeting. Certain information concerning Messrs. Mayer and de Saint Phalle is set forth below. Messrs. Mayer and de Saint Phalle have been directors since 2005.

The Board is divided into three classes, designated Class I, Class II and Class III. The term of office of directors of one class expires at each annual meeting of Stockholders. Each class of directors holds office for a three-year term. For example, the Class II directors, Messrs. Mayer and de Saint Phalle, stand for re-election at this year’s annual meeting of Stockholders; the Class III directors, Mr. Maher and Ms. Usifer, are expected to stand for re-election at the Company’s 2010 annual meeting of Stockholders; and the Class I director, Mr. Harris, is expected to stand for re-election at the Company’s 2011 annual meeting of Stockholders. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity.

NASDAQ rules require listed companies, like the Company, to have a Board of Directors composed of at least a majority of independent directors. Independent directors are those who are not interested persons of the Company or of BlackRock Kelso Capital Advisors LLC, the Company’s investment advisor (the “Advisor”), for purposes of the Investment Company Act of 1940 (the “1940 Act”) and comply with the definition of “independent” under NASDAQ Rule 4200 and as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Directors”). NASDAQ Rule 4200(a)(15)(G) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company. As part of its annual assessment of director independence as required under NASDAQ rules, our Board has determined that the following directors are independent: Messrs. Harris, Mayer and de Saint Phalle and Ms. Usifer. Based upon information requested from each director concerning his or her background, employment and affiliations, our Board has affirmatively determined that none of the Independent Directors has a material business or professional relationship with the Company, other than in his or her capacity as a member of the Board or any Board committee.

Messrs. Mayer and de Saint Phalle are Independent Directors and the Class II directors nominated for re-election at the Annual Meeting:

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
William E. Mayer 1940	Mr. Mayer is a director of the Company. Since 1999, Mr. Mayer has been a partner of Park Avenue Equity Partners, L.P. (“Park Avenue”), which he co-founded. Park Avenue is a private equity fund specializing in middle-market management buyouts and growth capital investments.	Director since 2005; Term expires 2009.	None(2)	Mr. Mayer is currently a board member of Lee Enterprises (a newspaper company owning or having stakes in over 50 daily newspapers) and is a trustee of the Columbia Group of Mutual Funds. Mr. Mayer was formerly Chairman of the Aspen Institute and Chairman of the Board of Trustees of The University of Maryland.

François de Saint Phalle 1946	Mr. de Saint Phalle is a director of the Company. Mr. de Saint Phalle has been a private equity investor, financial advisor and investment banker for more than thirty-five years. Mr. de Saint Phalle has been a private investor since 2000 and was a consultant for Evercore Partners, an investment banking and private equity firm, from 2000 to 2002.	Director since 2005; Term expires 2009.	None(2)	Mr. de Saint Phalle is a director of Evercore Partners and Cornerstone Management Solutions, Inc. Mr. de Saint Phalle is also a member Emeritus of the Board of Visitors of Columbia College.

Below is information concerning the directors who are not subject to re-election at this Annual Meeting:

Interested Director:

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
James R. Maher* 1949	Mr. Maher is Chairman of the Board and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Advisor. Mr. Maher is a co-founder of the Company and has served as its Chairman and Chief Executive Officer since its formation in 2004. Mr. Maher was, from 2001 until June 2004, a Partner of Park Avenue.	Director since 2005; Term expires 2010.	None(2)	Mr. Maher is a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools.

*	Mr. Maher is an “interested person” (for purposes of the 1940 Act) of the Company because he is an officer of the Company and of the Advisor.

Independent Directors:

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director
Jerrold B. Harris 1942	Mr. Harris is a director of the Company. Mr. Harris has been retired since 1999.	Director since 2005; Term expires 2011	None(2)	Mr. Harris is currently a director of the 101 active exchange-listed funds comprising the BlackRock Closed-End Fund Complex and of Henry Troemner LLC. Mr. Harris is also a trustee of Ursinus College.

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director or Nominee	Other Directorships Held by Director or Nominee for Director

Maureen K. Usifer 1960	Ms. Usifer is a director of the Company. Ms. Usifer has been a senior finance director with Church & Dwight Co., Inc., a major producer of baking soda and consumer products, from May 2004 until present. From October 2001 until May 2004, Ms. Usifer was the Chief Financial Officer for Armkel, LLC a joint venture with Church & Dwight and Kelso & Company, L.P.	Director since 2005; Term expires 2010.	None(2)

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022.

(2)	Other than the Company.

DOES THE BOARD OF DIRECTORS HAVE ANY COMMITTEES?

Yes. The Board has determined that the efficient conduct of the Company’s affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The Board has created a Governance Committee comprised of all of the Independent Directors. The Board has also created an Audit Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) comprised solely of Independent Directors. The Board does not have a compensation committee because the Company’s executive officers do not receive any direct compensation from the Company.

Governance Committee

The members of the Governance Committee are Mr. Mayer (Chairman), Ms. Usifer and Messrs. Harris and de Saint Phalle, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. The Governance Committee operates pursuant to a charter approved by the Board, which is available on the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance/index.htm. As part of its duties, the Governance Committee makes recommendations to the full Board with respect to nominees for election as Independent Directors. The Governance Committee will consider director candidates recommended by Stockholders. In considering candidates submitted by Stockholders, the Governance Committee will take into consideration the needs of the Board and the qualifications of the candidates. The Governance Committee may also take into consideration the number of shares held by the recommending Stockholder and the length of time that such shares have been held. To have a candidate considered by the Governance Committee, a Stockholder must submit the recommendation in writing and must include:

•	The name of the Stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership; and

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Governance Committee, nominated by the Board and elected.

The Stockholder recommendation and information described above must be sent to the Secretary, c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, New York 10022, and must be received by the Secretary not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of Stockholders (which deadline will be no later than January 18, 2010 for next year’s Annual Meeting). The Governance Committee believes that the minimum qualifications for serving as a Director of the Company are that a candidate demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of the Company and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Governance Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest and, in the case of an Independent Director candidate, independence from management and the Company. The Governance Committee also seeks to have the Board represent a diversity of backgrounds and experiences.

Audit Committee

The members of the Audit Committee are Ms. Usifer (Chairperson) and Messrs. de Saint Phalle, Harris and Mayer, each of whom is independent for purposes of the 1940 Act and The NASDAQ Global Select Market corporate governance regulations. Mr. Mayer became a member of the Audit Committee on March 4, 2009. The Board has determined that Ms. Usifer is an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, a copy of which is available on the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance/index.htm. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing all material aspects of the Company’s accounting and financial reporting processes, internal control and audit functions, monitoring the independence and performance of the Company’s independent accountants, providing a means for open communication among the Company’s independent accountants, financial and senior management and the Board, reviewing preliminary investment valuations by independent valuation firms and recommending valuations to the Board, and overseeing compliance by the Company with legal and regulatory requirements.

Code of Ethics

The Company has adopted codes of ethics and business conduct which apply to, among others, the members of the Board, as well as its officers, including its Chief Executive Officer and Chief Financial Officer. The Company’s codes of ethics and business conduct can be accessed at the Company’s website at http://www.blackrockkelso.com/InvestorRelations/CorporateGovernance/index.htm. The Company intends to disclose any amendments to or waivers of required provisions of the applicable codes on the Company’s website and as otherwise required by the rules promulgated by NASDAQ and the SEC.

*	HOW CAN THE COMPANY’S STOCKHOLDERS SEND COMMUNICATIONS TO THE DIRECTORS?

Stockholders and other interested parties may communicate with the Board or any member of the Board by mail addressed to the Board or the Board members with whom they wish to communicate by either name or title. All such correspondence should be sent c/o Secretary of the Company at 40 East 52nd Street, New York, New York 10022.

*	HOW OFTEN DO THE DIRECTORS MEET?

In 2008, the number of meetings held for the full Board totaled seven and for the Audit Committee totaled four. The Governance Committee met twice in 2008. During the Company’s last full fiscal year, each Director attended at least 75% of the aggregate of: (i) all regular meetings of the Board of the Company and (ii) all meetings of all committees of the Board of the Company on which the Director served. The Company requires each director to make a diligent effort to attend all Board of Directors and committee meetings, and encourages, but does not require, directors to attend the annual meeting of Stockholders. At the 2008 Annual Meeting, one of the five directors attended in person.

*	WHAT ARE THE COMPANY’S DIRECTORS AND OFFICERS PAID FOR THEIR SERVICES?

The following table shows information regarding the compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2008. The Company pays no compensation to directors who are “interested persons” or to its officers.

Name of Person, Position	Fees Earned or Paid in Cash	Pension or Retirement Benefits Accrued(1)	Other Compensation	Total Compensation From the Company
Independent Directors
Jerrold B. Harris, Director	$90,500	None	None	$90,500
William E. Mayer, Director	90,000	None	None	90,000
François de Saint Phalle, Director	91,000	None	None	91,000
Maureen K. Usifer, Director	98,500	None	None	98,500

Interested Director
James R. Maher (2), Chairman of the Board of Directors and Chief Executive Officer	None	None	None	None

Other Officers
Michael B. Lazar (2), Chief Operating Officer	None	None	None	None
Frank D. Gordon (3), Chief Financial Officer, Secretary and Treasurer	None	None	None	None
John H. Blevins (3), Chief Compliance Officer	None	None	None	None
Vincent B. Tritto (3), Chief Compliance Officer and Secretary through May 16, 2008	None	None	None	None

(1)	We do not have a pension or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Maher and Lazar are employees of, and compensated by, the Advisor.

(3)	Messrs. Blevins and Gordon are employees of, and compensated by, BlackRock Financial Management, Inc. Mr. Gordon is also compensated, in part, by the Advisor. Mr. Tritto was an employee of, and compensated by, BlackRock Financial Management, Inc. until his resignation in May, 2008.

As compensation for serving on the Board, each Independent Director received an annual fee of $75,000 and meeting attendance fees of $2,500 ($1,250 for telephonic attendance) per Board meeting and $1,000 ($500 for telephonic attendance) per committee meeting attended plus reimbursement of reasonable out-of-pocket expenses incurred in connection with such attendance. In addition, the chairperson of the Audit Committee receives an annual fee of $7,500 and the chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

*	HOW LARGE A STAKE DO THE DIRECTORS HAVE IN THE COMPANY?

The Directors believe each director should have an investment in the Company. The following table sets forth the dollar range of our common stock beneficially owned by each of our directors as of [—]. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Director	Dollar Range of Equity Securities in the Company(1)(2)
Interested Director:
James R. Maher	[Over $100,000]

Independent Directors:
Jerrold B. Harris	[Over $100,000]
William E. Mayer	[$50,001 – $100,000]
François de Saint Phalle	[Over $100,000]
Maureen K. Usifer	[$10,001 – $50,000]

(1)	Dollar ranges are as follows: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; or Over $100,000.

(2)	The dollar range of equity securities beneficially owned is based on the closing price of [$—] per share of the Company’s common stock on [—] on The NASDAQ Global Select Market.

*	WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

The election of each of Messrs. Mayer and de Saint Phalle requires the affirmative vote of a plurality of the shares voted. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

*	HOW DO THE DIRECTORS RECOMMEND I VOTE ON THIS PROPOSAL?

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES.

* * * * *

*	SECOND PROPOSAL: TO AUTHORIZE FLEXIBILITY FOR THE COMPANY, WITH APPROVAL OF THE BOARD, TO SELL SHARES OF ITS COMMON STOCK AT A PRICE BELOW, BUT NO MORE THAN 5% BELOW, THE COMPANY’S THEN CURRENT NET ASSET VALUE PER SHARE SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THIS PROPOSAL.

The Company is a closed-end investment company that has elected to be regulated as a business development company under the 1940 Act. The 1940 Act prohibits the Company from selling shares of its common stock at a price below the current net asset value per share of such stock or “NAV,” unless its Stockholders authorize such a sale and the Board makes certain determinations.

The Company seeks the approval of its Stockholders so that it may, in one or more public or private offerings, sell or otherwise issue shares of its common stock at a price below, but no more than 5% below, its then current NAV, subject to certain additional conditions discussed below. If approved, the authorization would be effective for a period expiring on the earlier of the anniversary of the date of this Annual Meeting or the date of the Company’s 2010 Annual Meeting of Stockholders, which is expected to be held in May, 2010.

Reasons to Offer Common Stock below NAV. The U.S. capital markets have entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. As a result, many investors are selling assets because they must repay debt and/or meet equity redemption requirements, creating an environment of forced selling. These sales have created a negative pressure on valuations that has led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors has been a substantial increase in unrealized losses on debt and equity investments of many finance companies, including the Company’s investments.

In many cases, market-wide movements are not necessarily indicative of any fundamental change in the condition or prospects of a particular portfolio company. Investments may experience significant unrealized depreciation even though the issuer’s ability to repay all principal and interest in full has not changed. If the volatile conditions in the public debt and equity markets continue, the Company may experience further unrealized depreciation on its investments, which could negatively impact its Stockholders’ equity and its asset coverage ratio, as described below.

As a BDC and a regulated investment company (a “RIC”), the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments (including investments into existing portfolio companies). Further, BDCs must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 200% in order to incur debt or issue senior securities, meaning generally that for every dollar of debt incurred or senior securities issued, the Company must have two dollars of assets. The Company’s credit facility also requires that it maintain an asset coverage ratio of not less than 200%.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the 200% asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 200% could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 200%, the markets it operates in and the general economy remain volatile and uncertain. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future.

The Company believes that current market conditions have created opportunities to invest in assets at prices that are at significant discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, the current environment may provide investment opportunities on more favorable terms than have been available in recent periods, including more reasonable pricing of risk and more appropriate contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to equity capital.

The Company’s common stock has been quoted on The NASDAQ Global Select Market under the symbol “BKCC” since June 27, 2007. The following table lists the high and low closing sales price for the Company’s common stock, the closing sales price as a percentage of NAV, and quarterly dividends per share since shares of the Company’s common stock began being regularly quoted on The NASDAQ Global Select Market.

	NAV(1)	Closing Sales Price						Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Declared Dividends
		High			Low
Year Ending December 31, 2007
Second Quarter (period from June 27, 2007 to June 30, 2007)	$14.88		$14.75			$14.55		99%	98%	$0.42
Third Quarter	$14.51		$15.68			$12.61		108%	87%	$0.42
Fourth Quarter	$13.78		$15.56			$13.17		113%	96%	$0.43

Year Ending December 31, 2008
First Quarter	$12.60		$15.19			$10.65		121%	85%	$0.43
Second Quarter	$12.31		$13.46			$9.26		109%	75%	$0.43
Third Quarter	$11.52		$11.89			$7.63		103%	66%	$0.43
Fourth Quarter	$9.23		$11.29			$6.44		122%	70%	$0.43

Year Ending December 31, 2009
First Quarter (through [—])	*	$	[	—]	$	[	—]	*	*	$0.16

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by NAV.

*	Net asset value has not yet been calculated for this period.

Although the Company has at times experienced a share price above NAV, most recently its share price has been below NAV as of [—]. The unprecedented nature of the current credit market dislocation and uncertainty surrounding the U.S. economy has led to significant stock market volatility, particularly with respect to the stock of financial services companies. During times of increased price volatility, the Company’s common stock may trade at, above or below its NAV, which is not uncommon for business development companies like the Company. As noted above, however, the current market dislocation has created, and we believe will continue to create, favorable opportunities to invest, including opportunities that, all else being equal, may increase NAV over the longer-term, even if financed with the issuance of common stock below NAV. Stockholder approval of the proposal to sell shares below NAV subject to the conditions detailed below is expected to provide the Company with the flexibility to invest in such opportunities.

The Board believes it is in the best interests of Stockholders to allow the Company flexibility to issue its common stock below NAV in certain instances. The Company’s ability to grow over time and to continue to pay dividends to Stockholders could be adversely affected if the Company were unable to access the capital markets as attractive investment opportunities arise. Inability to access the capital markets could also have the effect of forcing the Company to sell assets that the Company would not otherwise sell and at disadvantageous times.

Conditions to Sales Below NAV. If Stockholders approve this proposal, the Company will sell shares of its common stock at a price below, but no more than 5% below, NAV per share (which NAV shall be determined, in accordance with the 1940 Act, as of a time within forty-eight hours, excluding Sundays and holidays next proceeding the time of such determination) only if the following conditions are met:

(1) a majority of the Company’s Independent Directors who have no financial interest in the sale have approved the sale; and

(2) a majority of such directors, who are not interested persons of the Company, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of the Company of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount.

Key Stockholder Considerations. Before voting on this proposal or giving proxies with regard to this matter, Stockholders should consider the potentially dilutive effect on the NAV per outstanding share of common stock of the issuance of shares of the Company’s common stock at less than NAV per share. Any sale of common stock at a price below NAV would result in an immediate dilution to existing Stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. The Board will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance.

The 1940 Act establishes a connection between common share sale price and NAV because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares is not accompanied by a proportionate increase in the net assets of the issuer. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock at a price below NAV will dilute a Stockholder’s holdings of common stock as a percentage of shares outstanding to the extent the Stockholder does not purchase sufficient shares in the offering or otherwise to maintain the Stockholder’s percentage interest. Further, if the Stockholder does not purchase any shares to maintain the Stockholder’s percentage interest, regardless of whether such offering is above or below the then current NAV, the Stockholder’s voting power will be diluted. In addition, as described below, the Company recently amended its dividend reinvestment plan to permit the Company to pay dividends in the form of shares of common stock at a price per share equal to 95% of the then current market price per share. This would permit the Company to issue shares of common stock under that plan at a price below net asset value per share when the market price per share multiplied by 95% is below NAV. See “Dividend Reinvestment Plan” below.

Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value: Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The NAV of the common stock of Company XYZ is $10.00.

The following table illustrates the reduction to NAV and the dilution experienced by Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price equal to 95% of its NAV per share and therefore below NAV.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)	Assumes that Stockholder A does not purchase additional shares in the offering of shares below NAV.

Required Vote. Approval of this proposal requires the affirmative vote of (1) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting; and (2) a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% Stockholders. For purposes of this proposal, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at the Annual Meeting if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) 50% of the outstanding voting securities of the Company, whichever is the less. Abstentions and broker non-votes will have the effect of a vote against this proposal.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

*	THIRD PROPOSAL: TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2009.

Deloitte & Touche LLP (“D&T”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company at and during the Company’s fiscal year ending December 31, 2009. D&T was selected by the Audit Committee of the Company and that selection was ratified unanimously by the Company’s Board, including all of the Independent Directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of D&T in the Company. A representative of D&T will attend the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer questions.

Fees Incurred by the Company for Deloitte & Touche LLP

Aggregate fees incurred by the Company for the fiscal years ended December 31, 2008 and 2007 for the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, are set forth below.

	2008	2007
Audit Fees	$786,965	$727,000
Audit-Related Fees	—	6,000
Tax Services Fees	78,100	6,100
All Other Fees	—	—

Total	$865,065	$739,100

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services provided by D&T in connection with statutory and regulatory filings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Services Fees

Tax services fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state and local tax compliance.

All Other Fees

Other fees would include fees for products and services other than the services reported above.

Audit Committee Policies and Procedures

The Audit Committee operates under a written charter adopted by the Board. Management is responsible for our internal controls and the financial reporting process. D&T, as our independent registered public accounting firm (“Independent Auditors”), is responsible for performing an independent audit of our financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of those financial statements in accordance with accounting principles generally accepted in the United States. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of our Independent Auditors.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by our Independent Auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the Independent Auditors in order to assure that the provision of such service does not impair the Independent Auditors’ independence.

Any requests for audit, audit-related, tax or other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority between meetings to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the Independent Auditors to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee has reviewed the Company’s audited financial statements and met and held discussions with management and with D&T, with and without management present, regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee has discussed with D&T matters required to be discussed relating to D&T’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from D&T required by applicable requirements of the Public Company Accounting Oversight Board regarding D&T’s communications with the audit committee concerning independence, and has discussed with D&T its independence.

Based on the Audit Committee’s review and discussions referred to above, including its discussions with management and the Independent Auditors, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the Independent Auditors to the Audit Committee, the Audit

Committee recommended that the Board include the audited financial statements in the Company’s annual report on Form 10-K for the fiscal period ended December 31, 2008 for filing with the SEC. The Audit Committee has also recommended and the Board, including a majority of the Independent Directors, has approved, reappointing D&T to serve as the Company’s independent auditors for the year ending December 31, 2009.

Maureen K. Usifer, Chair

Jerrold B. Harris

François de Saint Phalle

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

* * * * *

FURTHER INFORMATION ABOUT VOTING AND THE ANNUAL MEETING

The cost of soliciting proxies will be borne by the Company. In addition, certain officers, directors and employees of each of the Company and the Advisor (none of whom will receive additional compensation therefor) may solicit proxies by telephone or mail.

The Company has retained PNC Global Investment Servicing Inc. (“PGIS”) to assist in the solicitation of proxies for an estimated fee of approximately $10,000, plus de minimis out-of-pocket expenses. As the Annual Meeting approaches, certain Stockholders may receive a telephone call from a representative of PGIS if the Stockholder’s votes have not yet been received.

Abstentions and broker non-votes will be counted as shares present at the Annual Meeting but not as votes cast and will not affect the result of the votes on Proposals 1 and 3. Abstentions and broker non-votes on Proposal 2 will have the same effect as a negative vote.

All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Stockholders may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Company, by delivering subsequently dated proxies or by attending and voting at the Annual Meeting.

The Board of the Company has fixed the close of business on April 2, 2009 as the record date for the determination of Stockholders of the Company entitled to notice of, and to vote at, the Annual Meeting. Stockholders of the Company on that date will be entitled to one vote on each matter to be voted on by the Company for each share held and a fractional vote with respect to each fractional share held with no cumulative voting rights.

ADDITIONAL INFORMATION

INVESTMENT ADVISOR

Our investment activities are managed by the Advisor. The Advisor is led by James R. Maher, Chairman and Chief Executive Officer of the Company and the Advisor, and Michael B. Lazar, Chief Operating Officer of the Company and the Advisor. They are supported by the Advisor’s team of employees, including 14 dedicated investment professionals, who have extensive experience in commercial banking, investment banking, accounting, corporate law and private equity investing. Since the commencement of our operations, our Advisor’s team of investment professionals, including our senior management, has evaluated more than 1,300 investment opportunities and completed on our behalf more than 105 investments in middle-market companies investing in excess of $1.7 billion through December 31, 2008. Our Advisor is responsible for identifying prospective customers, conducting research on prospective investments, identifying and underwriting credit risk, and monitoring our investments and portfolio companies on an ongoing basis.

The Advisor has an investment committee comprised of 11 members, including Messrs. Maher and Lazar and several senior executives of BlackRock, Inc. and its subsidiaries (“BlackRock”) and several of the principals of Kelso & Company, L.P. (the “Kelso Principals”). The Investment Committee is primarily responsible for approving our investments. We benefit from the extensive and varied relevant experience of the BlackRock executives and Kelso Principals serving on the Advisor’s Investment Committee. Many of the BlackRock senior executives and the Kelso Principals who are members of the Investment Committee have worked together in a similar capacity since 1998. Although the BlackRock executives and Kelso Principals who serve on the Investment Committee bring the benefit of expertise they have gained at BlackRock, Kelso and elsewhere, neither of those organizations provides us with investment advice. Nevertheless, we benefit from the business and specific industry knowledge, transaction expertise and deal-sourcing capabilities of BlackRock. The Kelso Principals who serve on the investment committee bring the benefit of the expertise they gained at Kelso and elsewhere including providing access to a broad network of contacts.

Executive officers of the Advisor include:

Name	Position
James R. Maher	Chief Executive Officer

Michael B. Lazar	Chief Operating Officer

Frank D. Gordon	Chief Financial Officer, Secretary and Treasurer

John H. Blevins	Chief Compliance Officer

James R. Maher’s biographical information is set forth above. See “First Proposal—Interested Director.”

Name, Address and Year of Birth(1)	Positions Held and Principal Occupation(s) During the Past 5 Years(2)
Michael B. Lazar 1969	Michael B. Lazar is the Chief Operating Officer of the Company and Chief Operating Officer of the Advisor. Mr. Lazar is a co-founder of the Company and has served as its Chief Operating Officer since its formation in 2004. Previously, Mr. Lazar was a Managing Director and Principal at Kelso & Company.

Frank D. Gordon 1960	Frank D. Gordon is the Chief Financial Officer, Secretary and Treasurer of the Company, Chief Financial Officer and Treasurer of the Advisor and a Managing Director of the Administrator. Mr. Gordon has served as the Company’s Chief Financial Officer and Treasurer since 2005 and its Secretary since June 2008. Mr. Gordon has worked at BlackRock since 1998.

John H. Blevins 1965	John H. Blevins is the Chief Compliance Officer of the Company, Chief Compliance Officer of the Advisor and Director and Senior Compliance Officer of the Administrator. Mr. Blevins has served as the Company’s Chief Compliance Officer since May 2008 and has worked at BlackRock since 2006. Prior to joining BlackRock, Mr. Blevins served as Chief Compliance Officer of Lazard Asset Management LLC for six years.

(1)	Unless otherwise specified, the business address of the Directors and officers of the Company is 40 East 52nd Street, New York, New York 10022.

(2)	The term of office of each of the Company’s executive officers is indefinite.

ORGANIZATION OF THE ADVISOR

The Advisor is organized as a Delaware limited liability company. The Advisor is registered as an investment advisor with the SEC under the Investment Advisers Act of 1940. James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor. For purposes of this paragraph, the term “control” has the meaning given to it in the 1940 Act.

ADMINISTRATION AGREEMENT

The Company has entered into an administration agreement with BlackRock Financial Management, Inc. (the “Administrator”), a subsidiary of BlackRock, under which the Administrator provides administrative services to the Company. The Company reimburses the Administrator for the Company’s allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the cost of certain of its officers and their respective staffs.

PRINCIPAL EXECUTIVE OFFICES

The principal executive office of the Company, the Advisor and the Administrator are located at 40 East 52nd Street, New York, New York 10022.

PRINCIPAL STOCKHOLDERS

The following table sets forth, at December 31, 2008, information with respect to the ownership of our common stock by each stockholder who owned more than 5% of our outstanding shares of common stock, each director, our chief executive officer, each of our other executive officers and our directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding
BlackRock Kelso Capital Holding LLC(1) 40 East 52nd Street New York, NY 10022	Direct	42,498,312	76.86%

Virginia Retirement System(1)(2) 1200 East Main Street Richmond, VA 23219	Beneficial	17,752,528	32.11%

Summer Street BRK Investors, L.L.C.(1)(3) 3001 Summer Street Stamford, CT 06095	Beneficial	6,159,270	11.14%

JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust(1)(4)(5) 3 Chase Metro Center Brooklyn, NY 11245	Beneficial	5,774,316	10.44%

Name and address	Type of ownership	Shares owned	Percentage of common stock currently outstanding

Officers and Directors:

James R. Maher(6)(7)	Direct/Beneficial	727,789	1.32%
Jerrold B. Harris	Beneficial	55,343	*	%
William E. Mayer	Beneficial	23,060	*	%
François de Saint Phalle	Direct	408,041	*	%
Maureen K. Usifer	Direct	9,224	*	%
Michael B. Lazar(7)(8)	Direct/Beneficial	516,563	*	%
Frank D. Gordon(7)	Direct/Beneficial	20,971	*	%
John H. Blevins	Direct	None	*	%
All officers and directors as a group (8 persons)(9)	Direct/Beneficial	1,760,991	3.18%

*	Represents less than 1%.

(1)	BlackRock Kelso Capital Holding LLC holds 42,498,312 shares beneficially owned by its members, including Virginia Retirement System, Summer Street BRK Investors, L.L.C. and JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust.

(2)	Represents 17,752,528 shares held by BlackRock Kelso Capital Holding LLC.

(3)	Represents 6,159,270 shares held by BlackRock Kelso Capital Holding LLC.

(4)	Represents 5,774,316 shares held by BlackRock Kelso Capital Holding LLC.

(5)	JPMorgan Chase Bank, National Association, as trustee for First Plaza Group Trust (“First Plaza”) may be deemed an affiliate of Performance Equity Associates (“PEA”). PEA owns 51% of Performance Equity Management, LLC (“PEM”). First Plaza is a New York trust holding assets of certain employee benefit plans of General Motors (“GM”), its subsidiaries and unrelated employers. General Motors Investment Management Corporation (“GMIMCo”), an indirect wholly-owned subsidiary of GM and 49% owner of PEM, is investment manager to First Plaza. Pursuant to a Subadvisory Agreement, GMIMCo has delegated management of certain assets of First Plaza to PEM, including the assets of First Plaza invested in BlackRock Kelso Capital Holding LLC. Each of PEM and GMIMCo is registered as an investment adviser under the Investment Advisers Act of 1940. GMIMCo, in its capacity as a fiduciary to the pension plans in First Plaza, has the power to direct the trustee as to the voting and disposition of First Plaza’s interests in BlackRock Kelso Capital Holding LLC. Because of First Plaza trustee’s limited role, beneficial ownership of the BlackRock Kelso Capital Holding LLC interests by the trustee is disclaimed by the trustee. The principal address of PEM and PEA is 2 Pickwick Plaza, Suite 310, Greenwich, Connecticut 06830. The principal address of First Plaza and GMIMCo is 767 Fifth Avenue, New York, New York 10153.

(6)	Excludes 133,427 shares owned by the individual’s adult children, 140,738 shares owned by a family trust and 268,072 shares owned by the individual’s former spouse, as to each of which the individual disclaims beneficial ownership. Includes 371,560 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or otherwise.

(7)	Includes unvested shares of restricted common stock that the individual has the right to vote.

(8)

Includes 38,457 shares owned indirectly by an individual retirement account as to which the individual is the beneficiary and excludes 2,010 shares owned indirectly by a family trust. The individual disclaims beneficial ownership of the shares owned by the trust. Includes 371,560 shares owned directly by the Advisor, an entity for which the individual serves as a managing member, as to which the individual disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein; the inclusion of such shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for purposes of Section 16 or otherwise.

(9)	The address for all our officers and directors is c/o BlackRock Kelso Capital Corporation, 40 East 52nd Street, New York, NY 10022.

The Advisor and certain entities it manages, including BlackRock Kelso Capital Holding LLC, own shares of our common stock. BlackRock Kelso Capital Holding LLC owned 42,498,311 shares, or 76.86%, of our common stock at December 31, 2008. However, these entities, and the Advisor in its capacity as the entities’ manager, do not exercise voting control over those shares because the right to vote the shares is, in some cases, passed through to the owners of the entities or, in other cases, voted in the same proportion as the votes of our other Stockholders.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into an investment management agreement with the Advisor. Our senior management, our Chairman of the Board and certain members of the Advisor’s investment committee have ownership and financial interests in the Advisor. In addition, our executive officers and directors and the employees of the Advisor and its investment committee serve or may serve as officers, directors or principals of entities or investment funds that operate in the same or a related line of business as we do. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisors affiliated with the Advisor. However, the Advisor and BlackRock intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies.

We have entered into a license agreement with BlackRock and the Advisor pursuant to which BlackRock has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “BlackRock.” In addition, we have entered into a license agreement with Michael B. Lazar, our Chief Operating Officer, and the Advisor pursuant to which Mr. Lazar has agreed to grant to the Advisor, and the Advisor has agreed to grant to us, a non-exclusive, royalty-free license to use the name “Kelso.” Mr. Lazar obtained this limited right to license the name “Kelso” under an agreement with Kelso & Company, L.P.

Pursuant to the terms of the administration agreement, BlackRock, through its wholly owned subsidiary, BlackRock Financial Management, Inc., provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Subject to BlackRock’s oversight, PNC Global Investment Servicing Inc. (“PGIS”), a subsidiary of The PNC Financial Services Group, Inc. (“PNC”), serves as our sub-administrator, accounting agent, investor services agent and transfer agent and provides legal and regulatory support services. PFPC Trust Company, another subsidiary of PNC, serves as custodian of our investment assets. Fees and indemnification in respect of BlackRock and the PNC subsidiary entities as providers of such services were approved by our Board of Directors, including the directors who are not “interested persons.”

We will not invest in any private company in which any of our affiliates holds an existing investment, except to the extent permitted by the 1940 Act. We may, however, co-invest on a concurrent basis with our affiliates, subject to compliance with such affiliates’ applicable allocation procedures and the requirements of the 1940 Act.

In 2006, our Board of Directors authorized the issuance and sale from time to time of up to $2,500,000 in aggregate net asset value of shares of our common stock to certain existing and future officers and employees of the Advisor at a price equal to the greater of $15.00 per share or our most recently determined net asset value per share at the time of sale. Pursuant to this authorization, in April 2006 we issued and sold to certain employees of the Advisor in a private placement 54,000 shares of common stock for aggregate proceeds of $810,000. Also pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to certain officers and employees of the Advisor in private placements a total of 89,604 shares of common stock for aggregate proceeds of approximately $1,354,000.

In 2006, our Board of Directors authorized the issuance and sale from time to time of an indeterminate number of shares of the our common stock to the Advisor at a price per share equal to our most recently determined net asset value per share at the time of sale, such shares to be used by the Advisor for employee compensation and other purposes. Pursuant to this authorization, during the year ended December 31, 2007, we issued and sold to the Advisor in private placements 184,300 shares of common stock for aggregate proceeds of approximately $2,791,000.

In November 2007, our Board of Directors authorized the purchase by the Advisor from time to time in the open market of an indeterminate number of shares of our common stock, in the Advisor’s discretion, subject to compliance with our and the Advisor’s applicable policies and requirements of law. Pursuant to this authorization, during the years ended December 31, 2008 and 2007, the Advisor purchased 225,185 and 71,703 shares of our common stock in the open market for $2,267,330 and $994,663, respectively, including brokerage commissions.

At December 31, 2008 and 2007, the Advisor owned directly approximately 504,000 and 276,000 shares, respectively, of our common stock, representing 0.9% and 0.5% of the total shares outstanding. The Advisor’s allocable portion of shares of our common stock owned indirectly by an entity in which the Advisor holds a non-voting investment interest was approximately 1,319,000 and 854,000 shares at December 31, 2008 and 2007, respectively. The Advisor disclaims ownership of the shares held by such entity. Inclusive of its allocable portion of the shares held by such entity, the Advisor would be deemed to own approximately 3.3% and 2.1% of our total shares outstanding at December 31, 2008 and 2007, respectively. At December 31, 2008 and 2007, other entities affiliated with the Administrator and PGIS beneficially owned indirectly approximately 3,195,000 and 2,843,000 shares, respectively, of our common stock, representing approximately 5.8% and 5.4% of the total shares outstanding. At December 31, 2008 and 2007, an entity affiliated with the Administrator and PGIS owned 36.5% of the members’ interests of the Advisor.

James R. Maher and Michael B. Lazar, the managing members of the Advisor, are control persons of the Advisor.

From time to time, we may invest in transactions in which our directors and officers or the officers and employees of the Advisor have a pecuniary interest. Prior to making any such investment, we intend to comply with the relevant provisions of the 1940 Act to the extent they apply to us as a business development company, any other applicable laws and the Company’s written policies and procedures concerning affiliated transactions. Depending on the extent of the individual’s pecuniary interest, the Advisor will disclose the interest to its investment committee, our senior management and our Board of Directors and may, among other actions, seek the Board’s approval to enter into the transaction and require the individual to recuse himself or herself from the deliberations and voting of our Board of Directors, the Advisor and its investment committee with respect to the transaction.

Mr. Maher, our Chief Executive Officer and Chairman of our Board of Directors, is a former partner, and Mr. Mayer, one of our Directors, is currently a partner, of Park Avenue, a private equity fund manager specializing in middle-market management buyouts and growth capital investments. In addition, an employee of the Advisor is a former employee of Park Avenue. Mr. Maher and the employee have economic interests in Park Avenue. Mr. Maher and Mr. Mayer own limited partner interests in the fund managed by Park Avenue. During 2006, we purchased $5,250,000 of senior secured loans of DynaVox Systems LLC and $14,400,000 of senior secured loans of Joerns Healthcare, LLC et al., both of which are portfolio companies of the fund managed by Park Avenue. During 2008, we purchased $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates. The transactions were approved by the Advisor, its investment committee and our Board of Directors after disclosure of these facts.

Mr. Maher owns a limited partnership interest in a private equity fund managed by Vestar Capital Partners (“Vestar”), a private equity management firm specializing in management buyouts and growth capital investments. During 2006, we purchased the loans of DynaVox Systems LLC and of Joerns Healthcare, LLC et al. described above, and $16,000,000 of senior secured loans of Gleason Corporation and $8,000,000 of subordinated debt of MediMedia USA, Inc., each of which is a portfolio company of Vestar. During 2007, we purchased $25,000,000 of unsecured loans of BE Foods Investments, Inc., another portfolio company of Vestar. During 2008, we purchased $5,000,000 of subordinated notes and $500,000 of limited liability company interests from PGA Holdings, Inc. and affiliates, and $31,000,000 of senior subordinated notes and $1,000,000 of Class A units of DynaVox Systems LLC and affiliates, each a portfolio company of Vestar. The transactions were approved by the Advisor and its investment committee after consideration of the significant relevant factors and disclosed to our Board of Directors.

FINANCIAL STATEMENTS AND OTHER INFORMATION

WE WILL FURNISH, WITHOUT CHARGE, A COPY OF OUR MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE COMPANY AT 40 EAST 52ND STREET, NEW YORK, NEW YORK 10022 (TELEPHONE NUMBER (212) 810-5800).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding 10% or more of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely upon a review of Forms 3, 4 and 5 filed by such persons, the Company believes that each of its officers and directors and any persons holding 10% or more of its common stock complied with all Section 16(a) filing requirements applicable to them during the fiscal year ended December 31, 2008.

DIVIDEND REINVESTMENT PLAN

The Company recently amended its dividend reinvestment plan (the “Plan”). Under the terms of the amended Plan, dividends may be paid in newly issued or treasury shares of the Company’s common stock at a price equal to 95% of market price on the dividend payment date. The amended Plan means that, under certain circumstances, the Company may issue shares of its common stock at a price that is less than NAV per share. Any issuance of common stock at a price below NAV will result in an immediate dilution to existing Stockholders who do not participate in the plan. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a proportionately greater decrease in a non-participating Stockholder’s interest in the earnings and assets of the Company and voting interest in the Company. On March 4, 2009, the Company filed a Form 8-K with the SEC concerning the amended Plan. You may access the Form 8-K filing and the Plan at http://www.blackrockkelso.com/InvestorRelations/SECFilings/index.htm or at http://www.sec.gov.

PRIVACY PRINCIPLES OF THE COMPANY

We are committed to maintaining the privacy of Stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our Stockholders, although certain non-public personal information of our Stockholders may become available to us. We do not disclose any non-public personal information about our Stockholders or former Stockholders to anyone, except as permitted by law or as is necessary in order to service Stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about the Stockholders to employees of the Advisor with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our Stockholders.

DEADLINE FOR STOCKHOLDER PROPOSALS

Stockholder proposals intended for inclusion in the Company’s proxy statement in connection with the Company’s 2010 annual meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received by us at our principal executive offices by [—]. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by us at our principal executive offices not later than [—].

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s Stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple Stockholders sharing an address unless contrary instructions have been received from the affected Stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 18, 2009

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at the Company’s web site at http://www.blackrockkelso.com/InvestorRelations/FinancialInformation/index.htm.

OTHER MATTERS

The management of the Company knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Very truly yours,

JAMES R. MAHER
Chairman and Chief Executive Officer

April [—], 2009

PROXY TABULATOR
P.O. BOX 859232	Vote this proxy card TODAY!
BRAINTREE, MA 02185-9232	Your prompt response will save the expense
of additional mailings

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 18, 2009

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael B. Lazar and Frank D. Gordon, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of Common Stock of BlackRock Kelso Capital Corporation (the “Company”) held of record by the undersigned on April 2, 2009 at the Annual Meeting of Stockholders of the Company to be held on May 18, 2009 or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated

Signature(s) (Title(s), if applicable) (Sign in the Box)
Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, or trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

BLKRK-PXC 0509

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.

1.	Election of Directors
	The Board of Directors recommends a vote FOR the listed nominees.	FOR		WITHHOLD

	(01) William E. Mayer	☐		☐

	(02) François de Saint Phalle	☐		☐

	The Board of Directors recommends a vote FOR each of the following proposals.	FOR	AGAINST	ABSTAIN

2.	To approve a proposal to authorize flexibility for the Company, with approval of its Board of Directors, to sell shares of its common stock at a price below, but no more than 5% below, the Company’s then current net asset value per share subject to certain limitations set forth in the proxy statement for the 2009 annual meeting of stockholders.	☐	☐	☐

3.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2009.	☐	☐	☐

	PLEASE SIGN ON REVERSE SIDE	BLKRK-PXC-0509